McGladrey & Pullen, LLP
400 Locust Street, Suite 640
Des Moines, Iowa 50309
O 515.284.8660 F 515.284.1545
www.mcgladrey.com


July 25, 2006

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Art's-Way Manufacturing Co., Inc.'s statements included under Item 4.01 of its Form 8-K for July 25, 2006, and we agree with such statements concerning our Firm.

McGLADREY & PULLEN, LLP